SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 19, 2004


                      Y3K Secure Enterprise Software, Inc.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
                  ---------------------------------------------
                  State or Other Jurisdiction of Incorporation)

                  0-26709                                   98-0201259
                  -------                                   ----------
         (Commission File Number)              (IRS Employer Identification No.)


            Suite 600, 800 Bellevue Way, Bellevue, Washington, 98004
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (253) 284-2935
               ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
           ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 4. Changes in Registrant's Certifying Accountant.

Dismissal of Morgan & Co. On April 15, 2004, the Board of Directors of the Company dismissed the independent accounting firm of Morgan & Co. ("Morgan") as its independent auditors. The dismissal of Morgan was made by the Board of Directors, in consultation with Morgan, based on Morgan's decision to not register with the Public Company Accounting Oversight Board as required under
Section 102 of the Sarbanes-Oxley Act of 2002. Because of Morgan's decision to not register, it was no longer eligible to audit the Company's financial statements.

The reports of Morgan & Co. on the Company's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except for a going concern opinion expressing substantial doubt about the Company's ability to continue as a going concern.

In connection with its audits for the two most recent fiscal years ended June 30, 2002 and June 30, 2003 and through the date of this report, there have been no disagreements with Morgan & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. During the two most recent fiscal years and through the date of this report, there have been no reportable events (as defined in Regulation S-B Item 304
(a)(1)(v)).

The Company has requested that Morgan & Co. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter will be filed as an exhibit to an amendment of this Form 8-K when and if it is provided to the Company.

Retention of De Leon & Company, P.A. The Board of Directors of the Company has engaged De Leon & Co., P.A. ("De Leon") to serve as the Company's new independent accountants for the fiscal year ending June 30, 2004. As of April 19, 2004 a formal engagement letter was executed with De Leon & Company, P.A. During the two most recent fiscal years ended June 30, 2002 and June 30, 2003 and through the date of this report the Company did not consult with De Leon regarding any of the matters or events as set forth in Regulation S-B Item 304
(a)(2)(i) and (ii).

Item 6.   Resignation of Registrant's Directors.
The Company has announced a change in make-up of its board of directors. The Company announced that Shane Smith had been appointed to the Board and as Chairman of the Board to replace Shannon Smith who resigned as a director of the Company. In addition to Mr. Shane Smith, Frank Maros, the President of Ecuity Advanced Communications, Steve Forbes, the President of Who's Calling North and King Cole, President of the Company were also appointed to the Company's Board of Directors, effective immediately. The prior board members Shannon Smith, James Stephens and David Cannon have resigned as directors of the Company. None of the persons resigning as directors have furnished the Company with a letter stating that their resignation was in connection with any disagreement with the Company or its management over the Company's operations, policies or practices.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Y3K Secure Enterprise Software, Inc.


                                         By: /s/ King Cole
                                         ---------------------------------------
                                         King Cole, President


DATED:  April 23, 2004